                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Lowe's Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 [LOWE'S LOGO]

                                                                  April 16, 2001

TO LOWE'S SHAREHOLDERS:

     It is my pleasure to invite you to the 2001 Annual Meeting to be held at The Park Hotel located at 2200 Rexford Road, Charlotte, North Carolina, on Friday, May 25, 2001 at 10:00 a.m. Directions to The Park Hotel are printed on the back of the Proxy Statement.

     This year for the first time we intend to broadcast the meeting live on the Internet. To participate, visit Lowe's website (www.lowes.com) during the last few days before the May 25th meeting in order to register. We will post specific information there regarding the webcast.

     The formal Notice of Annual Meeting and Proxy Statement are enclosed with this letter. There are three items of business, as described in detail in the Proxy Statement; so your vote or attendance is important. I look forward to reporting on Fiscal Year 2000, as well as commenting on the results of our first Fiscal Quarter of 2001.

                                                       Yours cordially,

                                                       /s/ ROBERT L. TILLMAN
                                                       Robert L. Tillman
                                                       Chairman of the Board,
                                                       President & Chief
                                                       Executive Officer

                             LOWE'S COMPANIES, INC.

                                 P.O. BOX 1111

                           NORTH WILKESBORO, NC 28656

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 25, 2001

     The Annual Meeting of Shareholders of Lowe's Companies, Inc. (the "Company") will be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, on Friday, May 25, 2001 at 10:00 a.m. to consider and act upon the following proposals:

     1. To elect four Class III Directors to a term of three years and one Class I Director for a one-year term. The Board of Directors recommends a vote "FOR" the election of the Director nominees proposed by the Board.

     2. To approve the Lowe's Companies, Inc., 2001 Incentive Plan (the "Plan"). The Board of Directors recommends a vote "FOR" the approval of the Plan.

     3. To vote on a shareholder proposal concerning global workplace labor standards, if presented. The Board of Directors recommends a vote "AGAINST" this proposal.

     4. To transact such other business as may be properly brought before the Annual Meeting.

     Shareholders of record at the close of business on March 23, 2001 are entitled to notice of and to vote at the meeting. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with instructions, if any. If two or more proxies are submitted by the same shareholder, the proxy bearing the later date will revoke the prior proxy. Any proxy delivered before the meeting may be revoked by attending the meeting and voting in person.

     You are cordially invited to attend, and we look forward to seeing you at the meeting.

                                            By order of the Board of Directors,

                                            /s/ Stephen A. Hellrung
                                            Stephen A. Hellrung
                                            Senior Vice President, General
                                            Counsel & Secretary

Wilkesboro, North Carolina
April 16, 2001

IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE PROXY AND MAIL AT ONCE IN THE ENCLOSED ENVELOPE.

                             LOWE'S COMPANIES, INC.

                                 P. O. BOX 1111
                     NORTH WILKESBORO, NORTH CAROLINA 28656
                                 (336) 658-4000
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2001

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Lowe's Companies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, on Friday, May 25, 2001 at 10:00 a.m. It is anticipated that this Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about April 16, 2001.

     Only shareholders of record at the close of business on March 23, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof. On March 23, 2001 there were 384,585,740 shares of Common Stock of the Company outstanding and entitled to vote. Shareholders are entitled to one vote for each share held on all matters to come before the meeting.

     The shares represented by a proxy will be voted as directed unless the proxy is revoked. Any proxy may be revoked before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a proxy bearing a later date. A proxy is revoked if the person who executed the proxy is present at the meeting and elects to vote in person.

     Abstentions and shares held of record by a broker or its nominee ("broker shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker shares that are not voted on any matter at the meeting are not included in determining whether a quorum is present. The vote required on matters to be considered is disclosed under the caption for such matters. Votes that are withheld and broker shares that are not voted (commonly referred to as "broker non-votes") are not included in determining the number of votes cast in the election of Directors or on other matters.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     There are currently 11 members of the Board of Directors, which is divided into three classes: Class I (three members), Class II (four members) and Class III (four members), with one class being elected each year for a three-year term.

     To satisfy the legal requirement that the three Board classes be as nearly equal in size as possible, four nominees are standing for election as Class III Directors and one nominee is standing for election as a Class I Director. All five nominees are currently Directors. The four nominees standing as Class III Directors are: Leonard L. Berry, Paul Fulton, Dawn Hudson and Robert L. Tillman. Robert A. Ingram is the Class I Director nominee. (Mr. Ingram and Ms. Hudson were elected by the Board since the 2000 Annual Meeting.)

     If elected, each Class III nominee will serve three consecutive years with his/her term expiring in 2004 or until a successor is elected and qualified. If elected as a Class I Director, Mr. Ingram will serve a one-year term with his term expiring in 2002 or until a successor is elected and qualified. The election of each nominee requires the affirmative vote of the holders of the plurality of the shares of Common Stock cast in the election of Directors. Unless authority to vote in the election of Directors is withheld, it is the intention of the persons named as Proxies to vote "FOR" the five nominees. If at the time of the meeting any of these nominees is unavailable for election as a Director for any reason, which is not expected to occur, the persons named as Proxies will vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

                      INFORMATION CONCERNING THE NOMINEES

     The nominees for election for a three-year term as a Class III Director to serve until the 2004 Annual Meeting are Leonard L. Berry, Paul Fulton, Dawn Hudson, and Robert L. Tillman. The nominee for a one-year term as a Class I Director to serve until the 2002 Annual Meeting is Robert A. Ingram.

CONCERNING CLASS III NOMINEES
(Term Expiring in 2004)

                                     DIRECTOR          BUSINESS EXPERIENCE, DIRECTORSHIPS, AND
           NAME AND AGE               SINCE              POSITIONS WITHIN THE LAST FIVE YEARS
----------------------------------   --------   ------------------------------------------------------

Leonard L. Berry, 58..............     1998     Member of Audit Committee and Governance Committee of
                                                the Company. Distinguished Professor of Marketing and
(BERRY PHOTO)                                   M.B. Zale Chair in Retailing and Marketing Leadership,
                                                Texas A&M University, since 1982. Other directorships:
                                                Genesco Inc.
Paul Fulton, 66...................     1996     Chairman of Compensation and Organization Committee
                                                and member of Executive Committee and Governance
(FULTON PHOTO)                                  Committee of the Company. Chairman since 2000 and
                                                Director since 1997 of Bassett Furniture Industries,
                                                Inc., Chief Executive Officer of Bassett Furniture
                                                from 1997 until 2000. Dean, Kenan-Flagler Business
                                                School, University of North Carolina, Chapel Hill,
                                                N.C., 1994-1997. Other directorships: Sonoco Products
                                                Company, Bank of America Corp., The Cato Corporation,
                                                and Coach, Inc.

Dawn Hudson, 43...................     2001     Member of Audit Committee and Governance Committee of
                                                the Company. Senior Vice President, Strategy and
(HUDSON PHOTO)                                  Marketing for Pepsi Cola North America (International
                                                Beverage Company) since 1996.

                                     DIRECTOR          BUSINESS EXPERIENCE, DIRECTORSHIPS, AND
           NAME AND AGE               SINCE              POSITIONS WITHIN THE LAST FIVE YEARS
----------------------------------   --------   ------------------------------------------------------

Robert L. Tillman, 57.............     1994     Chairman of the Board since January 1998, President
                                                and Chief Executive Officer since 1996. Chairman of
(TILLMAN PHOTO)                                 Executive Committee of the Company.
CONCERNING CLASS I NOMINEE
(Term Expiring in 2002)
Robert A. Ingram, 59..............     2001     Member of Compensation and Organization Committee and
                                                Governance Committee. Chief Operating Officer and
(INGRAM PHOTO)                                  President, Pharmaceutical Operations, of
                                                GlaxoSmithKline (International Pharmaceutical
                                                Corporation) since January 2001, having previously
                                                served as Chief Executive of Glaxo Wellcome plc
                                                (1997-2000), Chairman of Glaxo Wellcome Inc., (Glaxo
                                                Wellcome plc's United States subsidiary) (1999-2000);
                                                Chairman, President and Chief Executive Officer of
                                                Glaxo Wellcome Inc. (1997-1999), and President and
                                                Chief Executive Officer of Glaxo Wellcome Inc. prior
                                                thereto. Other directorships: Nortel Networks
                                                Corporation and Wachovia Corporation.

                  INFORMATION CONCERNING CONTINUING DIRECTORS

     Directors whose terms expire after 2001 are:

Class I Directors, term expiring in 2002

                                     DIRECTOR          BUSINESS EXPERIENCE, DIRECTORSHIPS, AND
           NAME AND AGE               SINCE              POSITIONS WITHIN THE LAST FIVE YEARS
----------------------------------   --------   ------------------------------------------------------

Richard K. Lochridge, 57..........     1998     Chairman of Audit Committee and member of Executive
                                                Committee and Governance Committee of the Company.
(LOCHRIDGE PHOTO)                               President, Lochridge & Company, Inc., (General
                                                Management Consulting Firm) since 1986. Other
                                                directorships: PetsMart, Inc., John H. Harland
                                                Company, and Dover Corporation.

Claudine B. Malone, 64............     1995     Member of Compensation and Organization Committee and
                                                Governance Committee of the Company. President and
(MALONE PHOTO)                                  Chief Executive Officer, Financial & Management
                                                Consulting, Inc., since 1984. Other directorships:
                                                Former Chairman, Federal Reserve Bank, Richmond, Va.,
                                                1996-1999 (Member since 1994); Houghton Mifflin,
                                                LaFarge Corporation, Science Applications
                                                International Corporation, and Hasbro, Inc.

Class II Directors, term expiring in 2003

                                     DIRECTOR          BUSINESS EXPERIENCE, DIRECTORSHIPS, AND
           NAME AND AGE               SINCE              POSITIONS WITHIN THE LAST FIVE YEARS
----------------------------------   --------   ------------------------------------------------------
Peter C. Browning, 59.............     1998     Chairman of Governance Committee and member of
                                                Compensation and Organization Committee and Executive
(BROWNING PHOTO)                                Committee of the Company. Chairman of the Board of
                                                Nucor Corporation (Steel Manufacturer) since 2000.
                                                President and Chief Executive Officer, Sonoco Products
                                                Company (Global Packaging Company) (1998-2000), having
                                                previously served as President and Chief Operating
                                                Officer (1995-1998). Director of Sonoco 1995-2000.
                                                Other directorships: National Service Industries,
                                                Inc., and Wachovia Corporation.
Kenneth D. Lewis, 54..............     2000     Member of Audit Committee and Governance Committee of
                                                the Company. Chairman and Chief Executive Officer
(LEWIS PHOTO)                                   Elect of Bank of America Corp. (previously NationsBank
                                                Corporation) since January 2001 and will assume the
                                                duties of those offices in April 2001, having
                                                previously served as President and Chief Operating
                                                Officer (Oct. 1999 to April 2001), President (Jan.
                                                1999--Oct. 1999), President, Consumer and Commercial
                                                Banking (1998-1999) of that Company, and President of
                                                NationsBank Corporation (1993-1998). Director of Bank
                                                of America Corp. since 1999. Other directorships:
                                                Health Management Associates, Inc.

Thomas D. O'Malley, 59............     2000     Member of Audit Committee and Governance Committee of
                                                the Company. Chairman of the Board and Chief Executive
(O'MALLEY PHOTO)                                Officer of Tosco Corporation (Oil Refiner and
                                                Marketer) since 1990. Director of Tosco Corporation
                                                since 1988.

Robert G. Schwartz, 73............     1973     Member of Compensation and Organization Committee and
                                                Governance Committee of the Company. Former Director
(SCHWARTZ PHOTO)                                (1980-2000) and Chairman of the Board (1983-1993) of
                                                Metropolitan Life Insurance Company. President and
                                                Chief Executive Officer (1989-1993) of that company.
                                                (Mr. Schwartz retired from employment in March 1993
                                                and as a Director in April 2000.)

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                            COMMITTEES OF THE BOARD

     CLASSIFICATION OF DIRECTORS. Each Lowe's Director is classified as an "Independent Director" or a "Management Director". A "Management Director" is a present or former employee who serves as a Director. An "Independent Director" is a Director within the scope of Securities and Exchange Commission rules defining "non-employee directors". Directors Berry, Browning, Fulton, Hudson, Ingram, Lewis, Lochridge, Malone, O'Malley, and Schwartz are Independent Directors. Mr. Tillman is a Management Director.

     COMPENSATION OF DIRECTORS--STANDARD ARRANGEMENTS. Mr. Tillman receives no Director or Committee compensation. Directors who are not employed by the Company are paid an annual retainer of $50,000, plus $10,000 annually for serving as a Committee Chairman (with the maximum annual amount payable to any one Director being $60,000).

     COMPENSATION OF DIRECTORS--OTHER ARRANGEMENTS. In 1989, shareholders approved the Lowe's Companies, Inc. 1989 Non-Employee Directors' Stock Option Plan. Under this Plan, eligible Directors were granted annually an immediately exercisable stock option to purchase 8,000 shares of Common Stock at the first Directors' Meeting following the Annual Meeting in 1989, 1990, 1991, 1992, and 1993. The option price was the shares' fair market value on the date of grant. In accordance with a formula set forth in the option agreement, the Company makes a federal income tax deposit on behalf of Directors who exercise options. Four hundred thousand shares of Common Stock were reserved under the Plan for the granting of options, and options covering 280,000 shares were granted. There are options for 16,000 shares still outstanding and exercisable. No options were granted under this Plan during Fiscal Year 2000, and no options will be granted under this Plan in the future.

     In 1994, the Board adopted the Lowe's Companies, Inc. Directors' Deferred Compensation Plan. This Plan allows each non-employee Director to defer receipt of all, but not less than all, of the annual retainer and meeting fees otherwise payable to the Director. Deferrals are credited to a bookkeeping account and account values are adjusted based on the investment measure selected by the Director. One investment measure adjusts the account based on the Wachovia Bank and Trust Company prime rate plus 1%. The other investment measure assumes that the deferrals are invested in the Company's Common Stock. A Director may allocate deferrals between the two investment measures in 25% multiples. Account balances are paid in cash following the termination of a Director's service.

     In 1999, shareholders approved the Lowe's Companies, Inc. Directors' Stock Option Plan. This Plan provides for each eligible Director to be awarded a stock option to purchase 2,000 shares of Company Common Stock at the first Directors' Meeting following the Annual Meeting (the "Award Date"). Two hundred fifty thousand shares of Common Stock are reserved under the Plan, with 28,000 shares being reserved for options granted in Fiscal Years 1999 and 2000, of which 13,326 options for shares are exercisable. An option will become exercisable with respect to 666 of the shares of Common Stock subject to the option on May 15 of the first and second calendar years following the Award Date and with respect to the remaining 668 shares subject to the option on May 15 of the third calendar year following the option's Award Date. The options have a seven-year term. The exercise price is set based on the closing price of a share of common stock as reported on the New York Stock Exchange composite tape on the Award Date, which was $45.75 as of May 26, 2000. Options for 2,000 shares each were granted to Directors Berry, Browning, Fulton, Lewis, Lochridge, Malone, O'Malley, and Schwartz.

     BOARD OF DIRECTORS--During Fiscal Year 2000, the Board of Directors held six meetings. The Board has four standing committees, which met the number of times set forth in parentheses: Executive (2), Audit (4), Compensation and Organization (7) and Governance (3). All incumbent Directors attended at least 75% of the meetings of the Board and the Committees on which they served.

     AUDIT COMMITTEE--The Audit Committee has five members: Richard K. Lochridge (Chairman), Leonard L. Berry, Dawn Hudson, Kenneth D. Lewis, and Thomas D. O'Malley. The Audit Committee meets with the internal auditing staff and representatives of the Company's independent accounting firm without senior management present and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit and the fees charged by the independent accountants for audit services, financial information systems design and implementation services, and all other services; determines the duties and responsibilities of the internal auditors; reviews financial statements and the accounting principles being applied; and reviews audit results and other matters relating to internal control and compliance with the Company's code of ethics. In addition, the Audit Committee recommends annually the engagement of the Company's independent accountants. The Board of Directors adopted a written Audit Committee charter on March 31, 2000, which is attached to this proxy statement as Appendix A.

     COMPENSATION AND ORGANIZATION COMMITTEE--The Compensation and Organization Committee has five members: Paul Fulton (Chairman), Peter C. Browning, Robert A. Ingram, Claudine B. Malone, and Robert G. Schwartz. This Committee reviews and sets the compensation of Directors who are employees of the Company; reviews the compensation of senior management; reviews and approves all annual bonus plans; reviews and approves all forms of compensation which exceed one year in duration, including employee stock option and deferred compensation awards; administers and interprets all provisions of all compensation, employee stock option, stock appreciation rights and other incentive plans; and approves awards pursuant to the terms of any employee stock option or stock appreciation rights plan.

     EXECUTIVE COMMITTEE--The Executive Committee has four members: Robert L. Tillman (Chairman), Peter C. Browning, Paul Fulton, and Richard K. Lochridge. The Executive Committee exercises all of the powers of the Board of Directors between meetings, except as otherwise limited by law.

     GOVERNANCE COMMITTEE--The Governance Committee has ten members: Peter C. Browning (Chairman), Leonard L. Berry, Paul Fulton, Dawn Hudson, Robert A. Ingram, Kenneth D. Lewis, Richard K. Lochridge, Claudine B. Malone, Thomas D. O'Malley, and Robert G. Schwartz. This Committee's responsibilities include screening suggestions for new Board members and making recommendations to the full Board; conducting an annual performance evaluation of the Chief Executive Officer; and conducting an annual review of the performance of the full Board and structure of Board Committees. This Committee functions as a nominating committee by recommending nominees for election as Directors of the Company. The Committee considers nominees recommended by shareholders. Any such recommendation should be submitted in writing to the Secretary of the Company no later than 120 days prior to the date of mailing the proxy materials for each annual meeting (generally, not later than the middle of December preceding the Annual Meeting). The recommendation should include information that will enable the Committee to evaluate the qualifications of the proposed nominee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the beneficial ownership as of March 23, 2001, except as noted, of Common Stock of each Director of the Company, each nominee for election as a Director of the Company, the Officers named in the Summary Compensation Table, each shareholder known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and Directors and Executive Officers as a group:

                       NAME OR NUMBER                          NUMBER OF      PERCENT
                    OF PERSONS IN GROUP                       SHARES(1)(2)    OF CLASS
                    -------------------                       ------------    --------
Leonard L. Berry                                                     5,749         *
Peter C. Browning                                                    5,268         *
Paul Fulton                                                         12,998         *
Dawn Hudson                                                            -0-         *
Robert A. Ingram                                                       -0-         *
Kenneth D. Lewis                                                       666         *
Richard K. Lochridge                                                 5,998         *
Claudine B. Malone                                                   6,998         *
Thomas D. O'Malley                                                   5,666         *
Dale C. Pond                                                       116,508(3)      *
Robert G. Schwartz                                                  86,998         *
Larry D. Stone                                                     245,431         *
Robert L. Tillman                                                  506,187         *
William C. Warden, Jr.                                             171,813         *
Thomas E. Whiddon                                                  175,615         *
Incumbent Directors, Director Nominees and
  Executive Officers as a Group (32 in total)                    2,889,395(4)      *
Lowe's Companies Employee Stock
  Ownership Trust
  P.O. Box 1111
  North Wilkesboro, NC 28656                                    26,313,608(4)   6.87
State Street Bank and
  Trust Company, Trustee
  225 Franklin Street
  Boston, MA 02110                                              35,824,492(5)    9.4
Capital Research and Management Company
  333 South Hope Street
  Los Angeles, CA 90071                                         46,876,250(6)   12.2

---------------

 *   Less than 1%.
(1) Includes shares that may be acquired within 60 days under the Company's Stock Option Plans as follows: Mr. Pond 47,986 shares; Mr. Schwartz 17,998 shares; Mr. Stone 128,134 shares; Mr. Tillman 302,468 shares; Mr. Warden 94,001 shares; Mr. Whiddon 131,151 shares; Directors Berry, Browning, Fulton, Lochridge, and Malone 1,998 shares each; Directors Lewis and O'Malley 666 shares each with aggregate shares for all Executive Officers and Directors as a group (32) being 1,256,925. Also includes Stock Awards (Performance Stock and Performance Accelerated Restricted Stock) that have been granted but not vested for all Executive Officers and Directors as a group (32) being 25,300.

(2) Does not include phantom shares credited to the accounts of Executive Officers and Directors under the Company's Deferred Compensation Plans as follows: Mr. Browning 2,200 shares; Mr. Fulton 2,233 shares; Mr. Tillman 99,680 shares; Mr. Warden 25,016 shares; Mr. Whiddon 60,141 shares with aggregate shares for all Executive Officers and Directors as a group (32) being 276,705.
(3)  Includes 470 shares of shared voting and investment power.
(4) Shares allocated to participants' ESOP accounts are voted by the participants by giving voting instructions to State Street Bank (the "Trustee"). The ESOP's Management Committee directs the Trustee in the manner in which shares not voted by participants or not allocated to participants' accounts are to be voted. The Management Committee has ten members, including Messrs. Stone and Tillman. At March 23, 2001, there were 300,616 unallocated shares.
(5) Shares held at February 9, 2001, according to Schedule 13G filed with the Securities and Exchange Commission, which total includes those shares held by the Lowe's Companies Employee Stock Ownership Trust and described in footnote 4.
(6) Shares held at February 9, 2001, according to Schedules 13G filed with the Securities and Exchange Commission.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934 during Fiscal Year 2000 and Form 5 and amendments thereto furnished to the Company with respect to Fiscal Year 2000, and written representations from certain reporting persons, the Company believes that all filing requirements under Section 16(a) applicable to its Officers, Directors and beneficial owners have been complied with.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received by the Company's Chief Executive Officer and the four other most highly paid Executive Officers for the three fiscal years ended February 2, 2001:

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION
                                     -----------------------------------------
  NAME & PRINCIPAL     FISCAL YEAR                              OTHER ANNUAL
      POSITION            ENDED      SALARY ($)   BONUS ($)   COMPENSATION ($)
  ----------------     -----------   ----------   ---------   ----------------
Robert L. Tillman....   02/02/01      935,000       690,030       184,000(3)
  Chairman of the       01/28/00      850,000     1,700,000       406,711
  Board, President      01/29/99      800,000     1,015,200       290,084
  and Chief
  Executive Officer
Larry D. Stone.......   02/02/01      600,000       442,800       102,004(4)
  Executive Vice        01/28/00      500,000     1,000,000       221,984
  President, Store      01/29/99      434,616       507,600       133,135
  Operations
William C. Warden,
  Jr.................   02/02/01      460,000       339,480        73,995(5)
  Executive Vice        01/28/00      400,000       800,000       173,890
  President,            01/29/99      360,000       456,840       114,808
  Administration
Thomas E. Whiddon....   02/02/01      450,000       332,100        75,070(6)
  Executive Vice        01/28/00      390,000       780,000       167,904
  President,
    Logistics           01/29/99      350,000       444,150       113,235
  and Technology
Dale C. Pond.........   02/02/01      400,000       295,200        62,430(7)
  Executive Vice        01/28/00      350,000       700,000       148,637
  President,            01/29/99      300,000       380,700        89,940
  Merchandising

Footnotes:

                                            LONG-TERM COMPENSATION
                       ----------------------------------------------------------------
                                     AWARDS                  PAYOUTS
                       -----------------------------------   -------
                                             SECURITIES
  NAME & PRINCIPAL     RESTRICTED STOCK      UNDERLYING       LTIP        ALL OTHER
      POSITION          AWARDS ($) (1)    OPTIONS/SARS (#)   PAYOUTS   COMPENSATION (2)
  ----------------     ----------------   ----------------   -------   ----------------
Robert L. Tillman....         0               160,000           0           11,900
  Chairman of the             0                     0           0           19,200
  Board, President            0               200,000           0           19,200
  and Chief
  Executive Officer
Larry D. Stone.......         0                77,000           0           11,900
  Executive Vice              0                     0           0           19,200
  President, Store            0               100,000           0           19,200
  Operations
William C. Warden,
  Jr.................         0                59,000           0           11,900
  Executive Vice              0                     0           0           19,200
  President,                  0                57,800           0           19,200
  Administration
Thomas E. Whiddon....         0                58,000           0           11,900
  Executive Vice              0                     0           0           19,200
  President,
    Logistics                 0                56,200           0           19,200
  and Technology
Dale C. Pond.........         0                52,000           0           11,900
  Executive Vice              0                     0           0           19,200
  President,                  0                48,200           0           19,200
  Merchandising
Footnotes:

---------------

(1) No Restricted Stock Awards were granted during Fiscal Years 1998, 1999, or 2000.
(2)  Amounts shown are employer contributions to the Employee Stock Ownership
     Plan.
(3) Amount shown is the total of an amount earned but deferred under the Company's Benefit Restoration Plan ($162,313), dividends on restricted stock shares awarded in grants effective January 31, 1996 and January 30, 1998 ($7,613), taxable value of group term life insurance in excess of $50,000 ($1,724), and taxable value of personal use of corporate aircraft ($12,350).
(4) Amount shown is the total of a payment under the Company's Benefit Restoration Plan ($97,456), dividends on restricted stock shares awarded in grants effective January 31, 1996 and January 30, 1998 ($4,340), and taxable value of group term life insurance in excess of $50,000 ($208).
(5) Amount shown is the total of an amount earned but deferred under the Company's Benefit Restoration Plan ($70,347), dividends on restricted stock shares awarded in grants effective January 31, 1996 and January 30, 1998 ($3,465), and taxable value of group term life insurance in excess of $50,000 ($183).
(6) Amount shown is the total of an amount earned but deferred under the Company's Benefit Restoration Plan ($68,410), dividends on restricted stock shares awarded in grants effective January 31, 1996 and January 30, 1998 ($3,150), taxable value of group term life insurance in excess of $50,000 ($177), and director fees paid by LF Corporation, a subsidiary of Lowe's Companies, Inc. ($3,333).
(7) Amount shown is the total of a payment under the Company's Benefit Restoration Plan ($58,729), dividends on restricted stock shares awarded in grants effective January 31, 1996 and January 30, 1998 ($3,220), and taxable value of group term life insurance in excess of $50,000 ($481).

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information with respect to stock options and SARs granted to the named Executive Officers during Fiscal 2000:

                               INDIVIDUAL GRANTS                                  POTENTIAL REALIZABLE VALUE
-------------------------------------------------------------------------------    AT ASSUMED ANNUAL RATES
                                         % OF TOTAL                                     OF STOCK PRICE
                                        OPTIONS/SARS                                   APPRECIATION FOR
                                         GRANTED TO    EXERCISE OR                     OPTION/SAR TERM
                         OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION   --------------------------
         NAME              GRANTED      FISCAL YEAR       $/SH          DATE          5%             10%
         ----            ------------   ------------   -----------   ----------   ----------      ----------
Robert L. Tillman......    160,000          4.34         $47.13        2/2/07     $3,068,119      $7,149,491
Larry D. Stone.........     77,000          2.09         $47.13        2/2/07     $1,476,532      $3,440,692
William C. Warden,
  Jr...................     59,000          1.60         $47.13        2/2/07     $1,131,369      $2,636,375
Thomas E. Whiddon......     58,000          1.57         $47.13        2/2/07     $1,112,193      $2,591,690
Dale C. Pond...........     52,000          1.41         $47.13        2/2/07     $  997,139      $2,323,584

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information concerning options exercised during Fiscal Year 2000 and the unexercised options/SARs held by each of the named Executive Officers at February 2, 2001:

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR-END
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                                      VALUE OF UNEXERCISED
                                                                                                          IN-THE-MONEY
                                                                                                     OPTIONS/SARS AT FY-END
                                                                      NUMBER OF UNEXERCISED                    ($)
                                     SHARES                          OPTIONS/SARS AT FY-END            ($53.84 ON 2/2/01)
                                  ACQUIRED ON        VALUE       -------------------------------   ---------------------------
             NAME                 EXERCISE (1)    REALIZED ($)    EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
             ----                --------------   ------------   --------------   --------------   -----------   -------------
Robert L. Tillman..............        0 Shares            0     566,668 Shares   173,332 Shares   14,074,760      1,305,590
Larry D. Stone.................        0 Shares            0     212,334 Shares    84,666 Shares    4,711,240        639,365
William C. Warden, Jr..........   15,000 Shares     $329,063     163,201 Shares    58,599 Shares    3,908,092        434,433
Thomas E. Whiddon..............    5,350 Shares     $120,041     167,151 Shares    57,399 Shares    4,079,808        425,242
Dale C. Pond...................   15,000 Shares     $450,938     102,986 Shares    52,214 Shares    2,149,811        387,907

---------------

(1) All shares acquired on exercise are stock options. There are no currently outstanding stock appreciation rights (SAR) grants.

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

     No awards were made under any long-term incentive plans for the Company during Fiscal Year 2000.

             REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

     This report by the Compensation and Organization Committee is required by rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.

     The Compensation and Organization Committee (the "Committee") of the Board of Directors comprises five Independent Directors and is responsible for administering the Company's Executive Compensation Program for all executives at a compensation level set by the Committee. In carrying out its responsibilities, the Committee:

 -- Articulates the Company's executive compensation philosophies and policies to executive management, participates in compensation program development, and has authority for approval of awards under the Company's plans and programs;

 -- Monitors and approves on-going base salary and incentive compensation programs for executive management, including participation, performance goals and criteria, interpretation of provisions and determination of award payouts;

 -- Reviews and approves base salary recommendations for Executive Officers of the Company; and

 -- Initiates all compensation actions for the Chairman of the Board, President and Chief Executive Officer, subject to final Board approval.

     The Committee has retained a national consulting firm (which reports to the Committee) to be a source of on-going advice to both the Committee and management.

EXECUTIVE COMPENSATION PRINCIPLES

     The Company's Executive Compensation Program has been designed to establish a strong link between the creation of shareholder value and the compensation earned by its senior executives. It is the intention of the Committee that all compensation paid under the Executive Compensation Program of the Company (other than incentive stock options) will be tax deductible to the Company in the year paid to the executive. The fundamental objectives of the Program are to:

 -- Align executive compensation with the Company's mission, values and business strategies;

 -- Attract, motivate, retain and reward the executives whose leadership and performance are critical to the Company's success in enhancing shareholder value; and

 -- Provide compensation which is commensurate with the Company's performance and the contributions made by executives toward this performance.

     The Program is intended to provide compensation which is competitive with comparable companies in the retailing industry (with particular emphasis on specialty hardgoods retailers and major U.S. retailers) when the Company is meeting its targeted financial goals. At the same time, the Program seeks to provide above average compensation when the Company's targeted goals are exceeded, and below average compensation when targeted performance goals are not achieved.

     The Program provides for larger portions of total compensation to vary on the basis of Company performance for higher levels of executives (i.e., the most senior Executive Officers have more of their total compensation at risk on the basis of Company performance than do lower levels of executives). All Executive Officers participate in the same direct compensation programs as the other executives of the Company, with the only differences being the degree of compensation risk and the overall magnitude of the potential awards.

     The Committee believes that Executive Officers of the Company should be encouraged to own significant holdings of the Company's Common Stock to align their interests with those of the Company's shareholders. Through the operation of the Company's Employee Stock Ownership Plan, the Employee Savings and Investment Plan, the Employee Stock Purchase Plan, the 1994 Incentive Plan, and the 1997 Incentive Plan, vehicles are provided to enable executives to acquire Common Stock, subject to regulatory limitations. The Committee has established informal ownership guidelines for Executive Officers and will take into account each executive's progress toward attaining those goals when considering future stock option or restricted stock awards.

ELEMENTS IN THE EXECUTIVE COMPENSATION PROGRAM

     The Company's Executive Compensation Program comprises the following elements:

Base Salary

     Salaries for Executive Officers are established on the basis of the qualifications and experience of the executive, the nature of the job responsibilities and salaries for competitive positions in the retailing industry.

     Executive Officers' base salaries are reviewed annually and are approved by the Committee. Salaries of Executive Officers are compared with those of comparable executive positions in the retailing industry throughout the United States. The Committee uses the median level of base salary as a guideline, in conjunction with the executive's performance and qualifications, for establishing salary levels.

1994 and 1997 Incentive Plans

     The 1994 and 1997 Incentive Plans, which were approved by shareholders in 1994 and 1997, respectively, are intended to attract, motivate, retain and reward the executives whose leadership and performance are critical to the Company's success in enhancing shareholder value. The Incentive Plans help to place further emphasis on executive ownership of the Company's Common Stock. The Incentive Plans are designed to assure the deductibility of executive compensation for federal and state income tax purposes.

     Short-Term Incentives. The Management Bonus Program is administered pursuant to the Incentive Plans. The Management Bonus Program provides bonus opportunities that can be earned upon the achievement by the Company of predetermined annual earnings growth objectives. No bonuses are paid if performance is below the threshold level of corporate profitability. If the financial goals are fully met, 100% of the stated bonus opportunity is earned. Bonuses equal to 73.8% of January 22, 2000 base salary were paid to the Chief Executive Officer and the four other most highly paid Executive Officers for the year ended February 2, 2001 because the Company's financial results did not fully meet the predetermined annual earnings growth objectives.

     Long-Term Incentives. The Incentive Plans authorize the grant of stock options. The option price cannot be less than the market price of the Company's Common Stock on the date on which the option is granted. Consequently, stock options granted under the Incentive Plans measure performance and provide compensation solely on the basis of the appreciation in the price of the Company's Common Stock. During Fiscal 2000, the Committee approved a broad-based stock option grant to executive and senior management, middle managers and professionals, and retail store managers and assistant managers.

     Stock appreciation rights also may be granted under the Incentive Plans. These rights entitle the recipient to receive a payment based solely on the appreciation in the Company's Common Stock following the date of the award. Stock appreciation rights thus measure performance and provide compensation only if the price of the Company's Common Stock appreciates. No stock appreciation rights grants were made during Fiscal Year 2000 nor are any previous grants outstanding.

     The Incentive Plans also authorize awards of Company Common Stock. Shares of Performance Accelerated Restricted Stock (PARS) and Performance Stock Awards have been issued pursuant to this authorization. PARS awards are nontransferable and subject to forfeiture for a period of time (either five or seven years) except that earlier vesting is permitted if certain financial objectives are achieved. The 1997 and 1998 Performance Stock Awards to the Chairman of the Board, President and Chief Executive Officer and members of the Executive Staff provide that the shares will vest only if certain financial objectives are met during the three-year performance period following the award. The vesting of the grants identified in this paragraph is tied to a targeted achievement in return on assets. No Performance Accelerated Restricted Stock (PARS) or Performance Stock Awards were issued during Fiscal Year 2000.

     The 1994 Incentive Plan and the 1997 Incentive Plan include a Deferral Program. The Deferral Program, available to executives with the title of Vice President or higher, permits deferral of receipt of certain stock incentives (vested performance stock awards and performance accelerated restricted stock and gain on non-qualified stock options), but not salary or bonus. The single exception to this provision is that the Deferral Program will accept the mandatory deferral of cash compensation to the extent that it would not be a tax deductible item for the Company under the Internal Revenue Code Section 162(m).

     The Deferral Program requires that the executive make a deferral election in the year prior to the year in which a stock option is exercised or the year a restricted stock grant vests. Deferred shares are cancelled upon the participant's election and tracked as phantom shares. During the deferral period, the participant's account is credited with amounts equal to the dividends paid on actual shares. Shares are reissued when distributable to the executive. Unless a participant elects otherwise, deferred benefits are generally payable beginning on the March 15 following the earlier of the executive's retirement or other termination of employment or his 65th birthday.

     The Deferral Program is unfunded. A deferred benefit under the Program is at all times a mere contractual obligation of the Company. A participant and his beneficiaries have no right, title, or interest in the benefits deferred under the Program or any claim against them.

Benefit Restoration Plan

     The Benefit Restoration Plan, adopted by the Company in May 1990 and amended and restated as of February 1, 1997, is intended to provide qualifying executives with benefits equivalent to those received by all other employees under the Company's basic qualified employee retirement plans. Qualifying executives are those executives who are selected by the Committee to participate in the Plan and whose annual additions and other benefits, as normally provided to all participants under those qualified plans, would be curtailed by the effect of Internal Revenue Code restrictions. The Benefit Restoration Plan benefits are determined annually. Participating executives may elect annually to defer benefits or to receive a current cash payment.

Other Compensation

     The Company's Executive Officers participate in the various qualified and non-qualified employee benefit plans sponsored by the Company. The Company makes only nominal use of perquisites in compensating its Executive Officers.

The CEO's Compensation in the Fiscal Year Ended February 2, 2001

     The Committee made no change to Mr. Tillman's annual base salary of $935,000. The Committee made its decision based upon the operating performance of the Company.

     The Committee authorized payment to Mr. Tillman of an annual bonus of $690,030 under the 2000 Management Bonus Program. The Committee determined Mr. Tillman's bonus solely on the basis of the Company's earnings performance versus the goals for such performance which the Committee established at the beginning of the year.

     Mr. Tillman was granted options for 160,000 shares of Company Stock on February 3, 2000 at $47.125, the fair market value of the Stock on the date of the grant; 4,244 shares of the grant are incentive stock options and the remaining 155,756 shares are non-qualified stock options. The options become exercisable in thirds after one, two and three years from the date of the grant. The options expire after seven years.

     Mr. Tillman earned a Benefit Restoration Plan payment of $162,323 for the fiscal year ended February 2, 2001. This amount was mandatorily deferred due to tax deductibility limitations of IRC Section 162(m). Mr. Tillman was paid a Benefit Restoration Plan benefit of $49,000 which had been mandatorily deferred in prior years due to IRC Section 162(m) limitations.

     The Committee believes that the payments and stock incentives described herein were necessary to maintain the competitiveness of Mr. Tillman's compensation package in comparison to those of other chief executive officers of similarly situated companies.

                                     * * *

     The Committee believes that the Company's Executive Compensation Program has been strongly linked to the Company's performance and the enhancement of shareholder value. The Committee intends to continually evaluate the Company's compensation philosophies and plans to ensure that they are appropriately configured to align the interests of executives and shareholders and to ensure that the Company can attract, motivate and retain talented management personnel.

                                            Paul Fulton, Chairman
                                            Peter C. Browning
                                            Robert A. Ingram
                                            Claudine B. Malone
                                            Robert G. Schwartz

March 29, 2001

                            AUDIT COMMITTEE MATTERS

REPORT OF THE AUDIT COMMITTEE

     This report by the Audit Committee is required by the rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.

     The Audit Committee has five members, all of which are independent directors as defined by Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listed Company Manual: Richard K. Lochridge (Chairman), Leonard L. Berry, Dawn Hudson, Kenneth D. Lewis, and Thomas D. O'Malley. The Audit Committee meets regularly with (1) the internal auditing staff, (2) representatives of the Company's independent accounting firm (Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte")) without senior management present and (3) representatives of senior management. The Committee reviews the general scope of the Company's annual audit and the fees charged by the independent accountants, determines duties and responsibilities of the internal auditors, reviews financial statements and accounting principles being applied, and reviews audit results and other matters relating to internal control and compliance with the Company's code of ethics.

     In carrying out its responsibilities, the Committee has

 --   reviewed and discussed the audited financial statements with management,

 -- discussed with the independent auditors the matters required to be communicated to audit committees by Statement on Auditing Standards No. 61, and

 -- received the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1 and has discussed with Deloitte that firm's independence.

     Based on the review and discussions noted above and the report of Deloitte to the Audit Committee, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 2, 2001.

Richard K. Lochridge (Chairman)                                 Kenneth D. Lewis
Leonard L. Berry                                              Thomas D. O'Malley
Dawn Hudson

March 29, 2001

AUDIT FEES

     The Audit Committee has reviewed and approved the following aggregate fees billed to the Company during the fiscal year ended February 2, 2001 by the Company's principal accounting firm, Deloitte & Touche, LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte"):

Audit Fees..................................................  $415,000
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees (tax services, benefit plan audits, and fees
  associated with the registration and issuance of debt
  securities)...............................................  $293,011

     The Committee has considered whether the provision of the information technology services and other non-audit services to the Company is compatible with Deloitte's independence.

                                   PROPOSAL 2

                    APPROVAL OF THE LOWE'S COMPANIES, INC.,
                              2001 INCENTIVE PLAN

     The Board of Directors proposes that shareholders approve the Lowe's Companies, Inc., 2001 Incentive Plan (the "2001 Plan"), adopted by the Board on February 1, 2001, subject to the approval of the Company's shareholders. The 2001 Plan permits the grant of options to purchase shares of Common Stock from the Company, stock appreciation rights ("SARs"), Stock Awards, Performance Shares and Incentive Awards.

     The shareholders approved the 1994 Incentive Plan at the 1994 Annual Meeting and the 1997 Incentive Plan at the 1997 Annual Meeting. As of the date of this proxy statement, 65,530 shares of Common Stock remain available for awards under the 1994 Incentive Plan and 257,602 shares of Common Stock remain available for awards under the 1997 Incentive Plan. The Board believes it needs additional shares available for officer and employee incentive programs. Approval of the 2001 Plan will not affect the Company's ability to make additional awards under the 1994 Incentive Plan or the 1997 Incentive Plan, subject to their respective share authorizations.

     The Board believes that the 2001 Plan will benefit the Company by (i) assisting it in recruiting and retaining the services of employees with ability and initiative, (ii) providing greater incentive for employees who provide valuable services to the Company and (iii) associating the interests of such persons with those of the Company through opportunities for increased stock ownership and performance-based incentive compensation. The more significant features of the 2001 Plan are described below.

     The 2001 Plan must be approved by holders of a majority of the shares of Common Stock represented at the Annual Meeting.

ADMINISTRATION

     The Compensation and Organization Committee of the Board (the "Compensation Committee") will administer the 2001 Plan. The Compensation Committee will have the authority to select the individuals who will participate in the 2001 Plan ("Participants") and to grant Options and SARs and to make Stock Awards, awards of Performance Shares and Incentive Awards upon such terms (not inconsistent with the terms of the 2001 Plan), as the Compensation Committee considers appropriate. In addition, the Compensation Committee will have complete authority to interpret all provisions of the 2001 Plan, to prescribe the form of agreements evidencing awards under the 2001 Plan, to adopt, amend and rescind rules and regulations pertaining to the administration of the 2001 Plan and to make all other determinations necessary or advisable for the administration of the 2001 Plan.

     The Compensation Committee may delegate its authority to administer the 2001 Plan to a special committee consisting of one or more directors who are also officers of the Company. The Compensation Committee, however, may not delegate its authority with respect to grants and awards to individuals who are subject to "covered employees" under IRC Section 162(m) or Section 16 of the Securities Exchange Act of 1934. As used in this summary, the term "Administrator" means the Compensation Committee and any delegate, as appropriate.

ELIGIBILITY

     Any employee of the Company or any subsidiary is eligible to participate in the 2001 Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a subsidiary. Directors who are employees of the Company or a subsidiary may be selected to participate in the 2001 Plan.

AWARDS

     Options. Options granted under the 2001 Plan may be incentive stock options ("ISOs") or nonqualified stock options. A stock option entitles the Participant to purchase shares of Common Stock from the Company at the option price. The option price will be fixed by the Administrator at the time the option is granted, but the price cannot be less than the shares' fair market value on the date of grant. The option price may be paid in cash or, with the Administrator's consent, with shares of Common Stock, or a combination of cash and Common Stock. Options may be exercised at such times and subject to such conditions as may be prescribed by the Administrator. The maximum period in which an option may be exercised will be fixed by the Administrator at the time the option is granted but cannot exceed ten years.

     No employee may be granted ISOs (under the 2001 Plan or any other plan of the Company) that are first exercisable in a calendar year for Common Stock having an aggregate fair market value (determined as of the date the option is granted) exceeding $100,000. In addition, no Participant may be granted options in any calendar year for more than 500,000 shares of Common Stock; provided, that in connection with his or her initial employment with the Company, a Participant may be granted Options with respect to up to an additional 500,000 shares of Common Stock, which will not count against the foregoing annual limit.

     SARs. SARs generally entitle the Participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the initial value of the SAR. The initial value of the SAR is the fair market value of a share of Common Stock on the date of grant. The 2001 Plan provides that the Administrator may prescribe that the Participant will realize appreciation on a different basis. For example, the Administrator may limit the amount of appreciation that may be realized upon the exercise of an SAR.

     SARs may be granted in relation to option grants ("Corresponding SARs") or independently of option grants. The difference between these two types of SARs is that to exercise a Corresponding SAR, the Participant must surrender unexercised that portion of the stock option to which the Corresponding SAR relates and vice versa.

     SARs may be exercised at such times and subject to such conditions as may be prescribed by the Administrator. The maximum period in which an SAR may be exercised will be fixed by the Administrator at the time the SAR is granted but cannot exceed ten years.

     No Participant may be granted SARs in any calendar year for more than 500,000 shares of Common Stock. For purposes of this limitation (and the limitation on individual option grants), an option and a Corresponding SAR are treated as a single award.

     Stock Awards. The 2001 Plan also permits the grant of shares of Common Stock as Stock Awards. A Stock Award shall be forfeitable or otherwise restricted until certain conditions are satisfied. These conditions may include, for example, a requirement that the Participant complete a specified period of service or that certain objectives be achieved. The objectives may be based on the performance criteria described below. A Stock Award will be restricted for a period of at least three years; provided, however, that the period shall be at least one year in the case of a Stock Award that is subject to objectives based on one or more performance criteria. No Participant may be granted Stock Awards in any calendar year for more than 150,000 shares.

     Performance Shares. The 2001 Plan also permits the award of Performance Shares. A Performance Share is an award stated with reference to a number of shares of Common Stock that entitles the holder to receive a payment equal to the fair market value of the Common Stock if the performance objectives are achieved. The performance objectives may be stated with respect to the criteria described below. The performance measurement period shall be at least one year. To the extent that a Performance Share award is earned, it may be settled in cash, with Common Stock, or a combination of cash and Common Stock. No Participant may receive an award of Performance Shares in any calendar year for more than 150,000 shares.

     Incentive Awards. Incentive Awards also may be granted under the 2001 Plan. An Incentive Award is an opportunity to earn a bonus, payable in cash, upon the attainment of stated performance objectives. The performance objectives will be stated with reference to one or more of the performance measures described below. No Participant may receive an Incentive Award payment in any calendar year that exceeds the lesser of (i) 300% of the Participant's base salary (prior to any salary reduction or deferral election) as of the date of grant of the Incentive Award or (ii) $3,000,000.

DEFERRAL PROGRAM

     The Deferral Program included in the 1994 Incentive Plan and the 1997 Incentive Plan is also included in the 2001 Plan. The Deferral Program is available to certain executive officers and permits the deferral of stock incentives, including certain awards granted under the 2001 Plan. The Deferral Program is described in greater detail under the "Report of the Compensation and Organization Committee".

PERFORMANCE MEASURES

     As noted above, a Participant's rights under a Stock Award, Performance Shares or an Incentive Award may be subject to the satisfaction of performance objectives. Those performance objectives may be stated with reference to one or any combination of the following:

 --   the Company's pre-tax earnings

 -- the Company's pre-tax earnings in relation to non-cash beginning assets (beginning assets less beginning cash and short term investments)

 -- the achievement by Company, an affiliate or an operating unit of stated objectives with respect to return on equity, earnings per share, total earnings, earnings growth, return on capital, or return on assets

 --   fair market value of the Company's Common Stock

TRANSFERABILITY

     Options, SARs, Stock Awards, Performance Shares and Incentive Awards generally will be nontransferable except by will or the laws of descent and distribution. The Administrator may (but need not) permit other transfers where the Administrator concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an ISO to fail to be treated an ISO, and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable awards.

SHARE AUTHORIZATION

     Under the 2001 Plan, a maximum of 15,000,000 shares of Common Stock may be issued upon the exercise of options and SARs and the grant of Stock Awards and the settlement of Performance Shares. No more than 3,500,000 shares of Common Stock may be issued as Stock Awards and in settlement of Performance Shares. These limitations will be adjusted, as the Administrator determines is appropriate, in the event of a corporate transaction involving the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of share). The terms of outstanding awards and the limitations on individual grants also may be adjusted by the Administrator to reflect such changes.

AMENDMENT AND TERMINATION

     No options, SARs, Stock Awards or Performance Shares may be granted under the 2001 Plan after January 31, 2011. The Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Plan shall adversely affect any award previously granted under the Plan, without the written consent of the Participant.

ACCELERATION OF AWARDS

     Except as otherwise provided in the Agreement, upon termination of a Participant's employment by the Company without "cause", or by the Participant for "good reason," each as defined in the 2001 Plan, within a period of one year following the occurrence of a Change in Control, as defined in the Plan, all outstanding Options and SARs held by such Participant shall become fully exercisable and all restrictions and performance conditions on outstanding Stock Awards, Performance Shares and Incentive Awards held by such Participant shall lapse. However such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. Awards will also accelerate upon the death or disability of a Participant.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief general description of the consequences under the Internal Revenue Code and current federal income tax regulations of the receipt or exercise of awards under the 2001 Plan.

     Nonqualified Stock Options. There will be no federal income tax consequences to either the Company or the Participant upon the grant of a non-discounted nonqualified stock option. However, the Participant will realize ordinary income on the exercise of the nonqualified stock option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction (subject to IRC Section 162(m) limitations). The gain, if any, realized upon the subsequent disposition by the Participant of the Common Stock will constitute short-term or long-term capital gain, depending on the Participant's holding period.

     Incentive Stock Options. There will be no federal income tax consequences to either the Company or the Participant upon the grant of an ISO or the exercise thereof by the Participant, except that upon exercise of an ISO, the Participant may be subject to alternative minimum tax on certain items of tax preference. If the Participant holds the shares of Common Stock for the greater of two years after the date the option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, the Participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise over the aggregate option price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to IRC Section 162(m) limitations).

     SARs. A Participant receiving a SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When a Participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the Participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to IRC Section 162(m) limitations).

     Performance Shares. A Participant receiving performance shares will not recognize income and the Company will not be allowed a tax deduction at the time the award is granted. When a Participant receives payment of performance shares, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the Participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to IRC Section 162(m) limitations).

     Incentive Awards. A Participant receiving Incentive Awards will not recognize income and the Company will not be allowed a tax deduction at the time the award is granted. When a Participant receives payment for Incentive Awards, the amount of cash received will be ordinary income to the Participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to IRC Section 162(m) limitations).

     Stock Awards. Unless the Participant makes an election to accelerate recognition of the income to the date of grant, a Participant receiving a Stock Award will not recognize income, and the Company will not be allowed a tax deduction, until such time as the shares first become transferable or are no longer subject to a substantial risk of forfeiture. At such time, the Participant will recognize ordinary income equal to the fair market value of the Common Stock and the Company will be entitled to a corresponding tax deduction at that time (subject to IRC Section 162(m) limitations).

     The Committee may, but is not required to, permit the transfer of nonqualified stock options and other awards granted under the 2001 Plan. Based on current tax and securities regulations, such transfers, if permitted, are likely to be limited to gifts of nonqualified stock options to members of the Participant's immediate family or certain entities controlled by the Participant or such family members. The following paragraphs summarize the likely income, estate, and gift tax consequences to the Participant, the Company, and the transferee, under present federal tax regulations, upon the transfer and exercise of such options. The tax effect of transferring nonqualified stock options may vary depending upon the particular circumstances. Under the Internal Revenue Code, ISOs cannot be transferred other than by will or the laws of descent and distribution.

     Federal Income Tax. There will be no federal income tax consequences to the Participant, the Company or the transferee upon the transfer of a nonqualified stock option. However, the Participant will recognize ordinary income when the transferee exercises the option, in an amount equal to the excess of (a) the fair market value of the option shares upon the exercise of such option over (b) the exercise price, and the Company will be allowed a corresponding deduction, subject to certain limitations under IRC Section 162(m). The gain, if any, realized upon the transferee's subsequent sale or disposition of the option shares will constitute short-term or long-term capital gain to the transferee, depending on the transferee's holding period. The transferee's basis in the stock will be the fair market value of such stock at the time of exercise of the option.

     Federal Estate and Gift Tax. If a Participant transfers a nonqualified stock option to a transferee during the Participant's life but before the option has become exercisable, the Participant will not be treated as having made a completed gift for federal gift tax purposes until the option becomes exercisable. However, if the Participant transfers a fully exercisable option during life, the Participant will be treated as having made a completed gift for federal gift tax purposes at the time of the transfer. If a Participant transfers an option by reason of the Participant's death, the option will be included in the Participant's gross estate for federal estate tax purposes. The value of such option for federal estate or gift tax purposes may be determined using a "Black-Scholes" or other appropriate option pricing methodology, in accordance with IRS requirements.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     As of the date of this Proxy Statement, no awards had been granted or approved for grant under the 2001 Plan. Any awards under the 2001 Plan will be made at the discretion of the Compensation Committee or the Administrator, as the case may be. Consequently, it is not presently possible to determine either the benefits or amounts that will be received by any particular person or group pursuant to the 2001 Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE 2001 INCENTIVE PLAN.

                                   PROPOSAL 3

                            SHAREHOLDER PROPOSAL ON
                        GLOBAL WORKERS' RIGHTS STANDARDS

     The third proposal to be voted upon at the Annual Meeting asks the shareholders to consider a proposal of the Comptroller of the City of New York, as custodian and trustee of the New York City Teachers'

Retirement System (the "System"), 1 Centre Street, New York, NY 10007-2341, owner of 1,361,292 shares, who has notified the Company in writing of the System's intent to present the following resolution at the Annual Meeting:

     "Whereas, Lowe's Companies, Inc. currently has extensive overseas operations, and

        Whereas, reports of human rights abuses in the overseas subsidiaries and suppliers of some U.S.-based corporations has led to an increased public awareness of the problems of child labor, "sweatshop" conditions, and the denial of labor rights in U.S. corporate overseas operations, and

        Whereas, corporate violations of human rights in these overseas operations can lead to negative publicity, public protests, and a loss of consumer confidence which can have a negative impact on shareholder value, and

        Whereas, a number of corporations have implemented independent monitoring pilot programs with respected local human rights and religious organizations to strengthen compliance with international human rights norms in selected supplier factories, and

        Whereas, the Council on Economic Priorities has established a program of independent monitoring known as the SA8000 Social Accountability Standards, and

        Whereas, these standards incorporate the conventions of the International Labor Organization (ILO) on workplace human rights which include the following principles:

           1. All workers have the right to form and join trade unions and to bargain collectively. (ILO Conventions 87 and 98)

           2. Workers representatives shall not be the subject of discrimination and shall have access to all workplaces necessary to enable them to carry out their representation functions. (ILO Convention 135)

           3. There shall be no discrimination or intimidation in employment. Equality of opportunity and treatment shall be provided regardless of race, color, sex, religion, political opinion, age, nationality, social origin, or other distinguishing characteristics. (ILO Convention 100 and 111)

           4. Employment shall be freely chosen. There shall be no use of force, including bonded or prison labor. (ILO Conventions 29 and
               105)

           5.  There shall be no use of child labor. (ILO Convention 138), and,

        Whereas, independent monitoring of corporate adherence to these standards is essential if consumer and investor confidence in our Company's commitment to human rights is to be maintained,

        Therefore, be it resolved that the Company commit itself to the full implementation of the aforementioned human rights standards by its international suppliers and in its own international production facilities and commit to a program of outside, independent monitoring of compliance with these standards."

COMPANY RESPONSE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "AGAINST" THE GLOBAL WORKERS' RIGHTS STANDARDS PROPOSAL FOR THE FOLLOWING
REASONS:

     The Company has a long history of supporting human rights in the workplace, and the Company's policies and procedures have reflected those values for many years. These polices and procedures, set forth in the Company's Code of Ethics, its Statement of Business Ethics, and its buying agreements with domestic and international suppliers, require all suppliers and suppliers' vendors not to use child or forced labor and to comply with all applicable laws and regulations in the production of goods and services for, and in their conduct of business with, the Company. The Company is committed, and expects its suppliers to be similarly committed, to operating within the spirit and letter of laws and regulations affecting the Company's business and employees. To fulfill its commitment, beginning in 1997 the Company implemented a five-part compliance program for its international suppliers consisting of (i) informing suppliers of the Company's policy, (ii) inquiring into suppliers' policies, (iii) verifying suppliers' responses to the Company's inquiries, (iv) entering into contracts containing representations on this issue, and (v) randomly and periodically inspecting suppliers' manufacturing facilities for compliance during contract fulfillment.

     The Company regularly conducts seminars on the requirements of the Code of Ethics and Statement of Business Ethics for the Company's merchants/buyers, distributes Code of Ethics and Statement of Business Ethics in both hard copy and/or electronic format to management employees, and provides and explains the Company's policies and procedures to all suppliers. Through its buying agreements, the Company obtains representations from suppliers (both domestic and international) that they, and their vendors, do not permit the use of child or forced labor and that their operations comply with all applicable laws and regulations.

     Because of the Company's high ethical standards and ongoing efforts in these areas, the Company does not believe that adoption of the standards in the shareholder proposal is necessary. Further, the proposal calls for third party monitoring of compliance by the Company, its suppliers, and their vendors, which would require expenditures beyond any benefit such third party compliance procedures reasonably could be expected to provide.

     FOR THESE REASONS, THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THIS SHAREHOLDER PROPOSAL.

                               PERFORMANCE GRAPH

     The following graph compares the total returns (assuming reinvestment of dividends) of the Company's Common Stock, the S&P 500 Index and the S&P Retail Index. The graph assumes $100 invested on January 31, 1996, in the Company's Common Stock and each of the indices.

                                                         LOWE'S                      S&P 500                S&P RETAIL INDEX
                                                         ------                      -------                ----------------
1/31/1996                                                100.00                      100.00                      100.00
1/31/1997                                                106.43                      123.61                      118.92
1/30/1998                                                162.45                      154.13                      180.66
1/29/1999                                                374.70                      201.19                      296.57
1/28/2000                                                286.35                      213.85                      317.60
2/02/2001                                                345.96                      212.17                      305.90

Source: Bloomberg Financial Services

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for 2001. Deloitte has served in such capacity continuously since 1982.

     Representatives of Deloitte are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

                                    GENERAL

     The cost of solicitations of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally, by telephone, by telegraph or by certain employees of the Company. The Company may reimburse brokers or other persons holding stock in their names or in the names of nominees for their expense in sending proxy materials to principals and obtaining their proxies. The Company has engaged the proxy soliciting firm of D.
F. King & Co., Inc. to solicit proxies for the Annual Meeting at an anticipated cost of $8,500 (plus handling fees).

     The shares represented by a proxy will be voted as directed unless the proxy is revoked. Any proxy may be revoked before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a proxy bearing a later date. A proxy is revoked if the person who executed the proxy is present at the meeting and elects to vote in person.

     Where a choice is specified with respect to any matter to come before the meeting, the shares represented by the proxy will be voted in accordance with such specifications.

     Where a choice is not so specified, the shares represented by the proxy will be voted "FOR" proposals 1 and 2 and "AGAINST" proposal 3 as set forth in the Notice of Annual Meeting and Proxy Card.

     Management is not aware that any matters other than those specified herein will be presented for action at the meeting, but if any other matters do properly come before the meeting, the persons named as Proxies will vote upon such matters in accordance with their best judgment.

     In the election of Directors, a specification to withhold authority to vote for the slate of management nominees will not constitute an authorization to vote for any other nominee.

                             SHAREHOLDER PROPOSALS
                          FOR THE 2002 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2002 Annual Meeting must be received by the Board of Directors for consideration for inclusion in the Proxy Statement and form of proxy relating to that meeting on or before December 14, 2001. In addition, if the Company receives notice of a shareholder proposal after March 6, 2002, the persons named as Proxies in the Proxy Statement for the 2002 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2002 Annual Meeting.

                                 ANNUAL REPORT

     The Annual Report to shareholders accompanies this Proxy Statement. The Company's report to the Securities and Exchange Commission on Form 10-K for the Fiscal Year ended February 2, 2001, is available upon written request addressed to Lowe's Companies, Inc., Investor Relations Department, P. O. Box 1111, North Wilkesboro, NC 28656.

                                            By order of the Board of Directors,

                                            /s/ Stephen A. Hellrung
                                            Stephen A. Hellrung
                                            Senior Vice President, General
                                            Counsel & Secretary

Wilkesboro, North Carolina
April 16, 2001

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER

                             ADOPTED MARCH 31, 2000

                             LOWE'S COMPANIES, INC.
                       BOARD OF DIRECTORS AUDIT COMMITTEE
                                    CHARTER

MISSION

     The Audit Committee is established by the Board as an independent and objective Committee of the Board of Directors. Its primary function is to assist the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) compliance by the Company with its established internal controls, legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

COMPOSITION

     The Audit Committee shall consist of at least three (3) directors who shall be appointed in accordance with the Bylaws of the Company. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The Committee shall meet at such times as it deems necessary.

AUTHORITY

     The Committee is authorized to have full and unrestricted access to all personnel, records, operations, properties, and other informational sources of the Company as required to properly discharge its responsibilities. Further, the Committee is granted the authority to investigate any activity of the Company, and all employees are directed to cooperate as requested by members of the Committee. Upon Board approval, the Committee will also be empowered to retain outside counsel or persons having special competencies as necessary to assist the Committee in fulfilling its responsibility. The Audit Committee shall make regular reports to the Board of Directors of the Company.

DUTIES AND RESPONSIBILITIES

     The Audit Committee shall:

     1. Provide a focal point for communication between the independent auditor, Internal Audit, management and the Board of Directors.

     2. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

     3. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     4. Discuss with management, the independent auditor, and Internal Audit their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company, particularly the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. As necessary, review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     8. With respect to the independent public accountants, the Committee shall:

         -- Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         --   Approve the fees to be paid to the independent auditor.

         --   Approve any change of the lead client service/audit partner.

         -- Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

         -- Review the scope and general extent of the independent public accountants' audit examination prior to the annual audit. This review should also include the Vice President of Internal Audit's evaluation of the performance of the independent accountants, including the degree of audit coordination and overall audit coverage. The Committee should also consider management's plans for engaging the independent accountants for management advisory services to determine whether such services could impair the public accountants' independence.

         -- Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit.

     9. Review and concur in the appointment, annual performance appraisal, replacement, reassignment or discharge of the Vice President of Internal Audit.

     10. Review with the Vice President of Internal Audit the department's scope, staffing, training/ development, budget and audit schedule. This review should include the risk assessment upon which the audit schedule was developed, as well as plans for reviews of the Company's information systems, procedures and controls. The Committee shall review and approve the initial audit plan and any significant subsequent changes in the plan, the results of internal audit activities, including the independence, objectivity and qualifications of the internal audit staff, and periodically review and approve the Internal Audit Department's charter.

     11. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

        (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

        (b)  Any changes required in the planned scope of the internal audit.

        (c) The internal audit department responsibilities, budget and staffing.

     12. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     13. Review management's monitoring of compliance with the Company's Code of Ethics, and conduct or monitor any special investigations of conflict of interest and compliance with federal, state and local laws and regulations as may be warranted.

     14. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiaries are in conformity with applicable legal requirements and the Company's Code of Conduct.

     15. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     16. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                          DIRECTIONS TO THE PARK HOTEL

FROM CHARLOTTE DOUGLAS INTERNATIONAL AIRPORT:

     Take airport freeway to Billy Graham Parkway South. Follow Billy Graham until the road name changes to Woodlawn Road. Cross 3 intersections (Old Pineville Road, South Boulevard and Park Road). Woodlawn becomes Runnymede at the intersection of Selwyn Avenue. Continue straight on Runnymede. At the second light turn right onto Colony Road. Turn right onto Roxborough Road. Turn right onto Rexford, and The Park Hotel is on the left.

FROM I-85 NORTH:

     Take Billy Graham Parkway exit #33. Follow Billy Graham until the road name changes to Woodlawn Road. Cross 3 intersections (Old Pineville Road, South Boulevard and Park Road). Woodlawn becomes Runnymede at the intersection of Selwyn Avenue. Continue straight on Runnymede. At the second light turn right onto Colony Road. Turn right onto Roxborough Road. Turn right onto Rexford, and The Park Hotel is on the left.

FROM I-85 SOUTH:

     Take Billy Graham Parkway exit #33. Follow Billy Graham until the road name changes to Woodlawn Road. Cross 3 intersections (Old Pineville Road, South Boulevard and Park Road). Woodlawn becomes Runnymede at the intersection of Selwyn Avenue. Continue straight on Runnymede. At the second light turn right onto Colony Road. Turn right onto Roxborough Road. Turn right onto Rexford, and The Park Hotel is on the left.

FROM I-77 SOUTH:

     Take exit #5, Tyvola Road and turn left at the end of the ramp. Continue on Tyvola Road. At the intersection of Park Road and Tyvola Road, cross Park Road, Tyvola becomes Fairview Road. Continue on Fairview. At Barclay Downs (First Union is on the left) turn left. Turn right at the light (second intersection) onto Morrison Boulevard. Turn left onto Coca-Cola Boulevard (first left). Turn right onto Rexford Road, and The Park Hotel is on the right.

                           [Recycled Paper LOGO]                     Lowcm-PS-01

COMMON STOCK                 LOWE'S COMPANIES, INC.                 COMMON STOCK

                   P.O. Box 1111, North Wilkesboro, NC 28656
          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Stephen A. Hellrung and Robert A. Niblock as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Lowe's Companies, Inc. held of record by the undersigned on March 23, 2001, at the Annual Meeting of Shareholders to be held on May 25, 2001, or any adjournment thereof. The Board of Directors recommends a vote FOR Proposals 1, and 2 and a vote AGAINST Proposal 3.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and AGAINST Proposal 3.

--------------------------------------------------------------------------------
                   PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

PROXY VOTING INSTRUCTIONS

Lowe's Companies, Inc. encourages all stockholders to vote. We provide three convenient methods for voting listed below:

-------------------
1. Vote by Internet
-------------------
It's fast, convenient, and your vote is immediately
confirmed and posted.
Follow these four easy steps:
--------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to the Website
   http://www.eproxyvote.com/low
3. Enter your Control Number located on your Proxy Card.
4. Follow the instructions provided.
--------------------------------------------------------
Your vote is important!
Go to http://www.eproxyvote.com/low anytime!

--------------------
2. Vote by Telephone
--------------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
Follow these four easy steps:
---------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683).
   There is NO CHARGE for this call.
3. Enter your Control Number located on your Proxy Card.
4. Follow the recorded instructions.
---------------------------------------------------------
Your vote is important!
Call 1-877-PRX-VOTE anytime!

    Do not return your Proxy Card if you are voting by Telephone or Internet

---------------
3. Vote by Mail
---------------
Complete, sign, date and return the Proxy Card attached above in the enclosed envelope.

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving stockholder material electronically reduces mailing and printing costs and is better for the environment. Would you like to receive future proxy materials electronically? If so go to http://www.econsent.com/low and follow the instructions provided. Stockholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.

You may access Lowe's Companies, Inc's. 2000 Annual Report at:
www.lowes.com/annualreport and Proxy Statement at: www.lowes.com/proxy

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             LOWE'S COMPANIES, INC.
--------------------------------------------------------------------------------

                                  Common Stock

Mark box at right if an address change has been noted on the            [ ]
reverse side of this card.

CONTROL NUMBER:


                                                     ---------------------------
    Please be sure to sign and date this Proxy.       Date
--------------------------------------------------------------------------------

--------------Shareholder sign here----------------Co-owner sign here-----------

--------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR proposals 1 and 2.
--------------------------------------------------------------------------------

1. Election of Directors. Nominees:            For All       With-      For All
                                              Nominees       hold       Except
   CLASS III DIRECTORS
   (Three-year Term 2001-2004)                   [ ]          [ ]         [ ]
         (01) Peter C. Browning
         (02) Kenneth D. Lewis
         (03) Thomas D. O'Malley
         (04) Robert L. Tillman
   CLASS I DIRECTOR
   (One-year Term 2001-2002)
         (05) Robert A. Ingram

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                           For  Against  Abstain

2. Proposal to approve the Company's 2001 Incentive Plan.  [ ]    [ ]      [ ]

--------------------------------------------------------------------------------
          The Board of Directors recommends a vote AGAINST proposal 3.
--------------------------------------------------------------------------------

3. Proposal concerning global workplace labor standards.   [ ]    [ ]      [ ]

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD



              Important Proxy voting instructions on reverse side.

ESOP                         LOWE'S COMPANIES, INC.                         ESOP

                   P.O. Box 1111, North Wilkesboro, NC 28656
          This Proxy is Solicited on Behalf of the Board of Directors.

TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE OF THE LOWE'S COMPANIES
    EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP")

As a participant in the Lowe's Companies Employee Stock Ownership Plan, I direct State Street Bank and Trust Company, Trustee, to vote the shares of Lowe's Companies, Inc. Common Stock allocated to my ESOP account at the Annual Meeting of Shareholders to be held on May 25, 2001, and at any adjournment thereof, in accordance with the direction on the reverse side of this card. Any allocated shares for which no written instructions are timely received and any unallocated shares held in the trust will be voted by the Trustee in the manner directed by the Lowe's Companies ESOP Management Committee.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and AGAINST Proposal 3.

--------------------------------------------------------------------------------
                   PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

PROXY VOTING INSTRUCTIONS

Lowe's Companies, Inc. encourages all stockholders to vote. We provide three convenient methods for voting listed below:

-------------------
1. Vote by Internet
-------------------
It's fast, convenient, and your vote is immediately
confirmed and posted.
Follow these four easy steps:
--------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to the Website
   http://www.eproxyvote.com/low
3. Enter your Control Number located on your Proxy Card.
4. Follow the instructions provided.
--------------------------------------------------------
Your vote is important!
Go to http://www.eproxyvote.com/low anytime!

--------------------
2. Vote by Telephone
--------------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
Follow these four easy steps:
---------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683).
   There is NO CHARGE for this call.
3. Enter your Control Number located on your Proxy Card.
4. Follow the recorded instructions.
---------------------------------------------------------
Your vote is important!
Call 1-877-PRX-VOTE anytime!

    Do not return your Proxy Card if you are voting by Telephone or Internet

---------------
3. Vote by Mail
---------------
Complete, sign, date and return the Proxy Card attached above in the enclosed envelope.

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving stockholder material electronically reduces mailing and printing costs and is better for the environment. Would you like to receive future proxy materials electronically? If so go to http://www.econsent.com/low and follow the instructions provided. Stockholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.

You may access Lowe's Companies, Inc's. 2000 Annual Report at:
www.lowes.com/annualreport and Proxy Statement at: www.lowes.com/proxy

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             LOWE'S COMPANIES, INC.
--------------------------------------------------------------------------------

                                      ESOP

Mark box at right if an address change has been noted on the            [ ]
reverse side of this card.

CONTROL NUMBER:


                                                     ---------------------------
    Please be sure to sign and date this Proxy.       Date
--------------------------------------------------------------------------------

--------------Shareholder sign here----------------Co-owner sign here-----------

--------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR proposals 1 and 2.
--------------------------------------------------------------------------------

1. Election of Directors. Nominees:            For All       With-      For All
                                              Nominees       hold       Except
   CLASS III DIRECTORS
   (Three-year Term 2001-2004)                   [ ]          [ ]         [ ]
         (01) Peter C. Browning
         (02) Kenneth D. Lewis
         (03) Thomas D. O'Malley
         (04) Robert L. Tillman
   CLASS I DIRECTOR
   (One-year Term 2001-2002)
         (05) Robert A. Ingram

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

                                                           For  Against  Abstain

2. Proposal to approve the Company's 2001 Incentive Plan.  [ ]    [ ]      [ ]

--------------------------------------------------------------------------------
          The Board of Directors recommends a vote AGAINST proposal 3.
--------------------------------------------------------------------------------

3. Proposal concerning global workplace labor standards.   [ ]    [ ]      [ ]

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD



              Important Proxy voting instructions on reverse side.